SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
SEGMENT INFORMATION	SEGMENT INFORMATION
The Group is engaged in a single business activity, which is predominantly the development, manufacture and sale of buprenorphine-based prescription drugs for treatment of opioid dependence and related disorders. The CEO reviews disaggregated net revenue on a geographical and product basis and allocates resources on a functional basis between Commercial, Supply, Research and Development, and other Group functions. Financial results are reviewed on a consolidated basis for evaluating financial performance and allocating resources. Accordingly, the Group operates in a single reportable segment.
Net revenue:
Revenue is attributed geographically based on the country where the sale originates. The following table represents net revenue by country.

For the year ended December 31 (in millions)	2023	2022	2021
United States	912	731	603
Rest of World	176	164	181
United Kingdom	5	6	7
Total	$1,093	$901	$791
On a disaggregated basis, the Group’s net revenue by major product line:

For the year ended December 31 (in millions)	2023	2022	2021
SUBLOCADE	630	408	244
PERSERIS	42	28	17
Sublingual/Other	421	465	530
Total	$1,093	$901	$791
Significant customers
Net revenue includes amounts derived from significant customers that amount to 10% or more of the Group’s revenue as follows (in percentages of total net revenue):

Customer	2023	2022	2021
Customer A	19%	22%	21%
Customer B	16%	16%	18%
Customer C	19%	17%	18%
Non-current assets:
The following table represents non-current assets, net of accumulated depreciation, amortization and impairment, by country. Non-current assets for this purpose consist of intangible assets, property, plant and equipment, right-of-use assets, investments and other assets.

At December 31 (in millions)	2023	2022	2021
United States	214	65	133
United Kingdom	206	223	145
Rest of World	3	3	5
Total	$423	$291	$283